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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 18, 2002
                                                         -----------------


                                 ORTHOVITA, INC.
                 ----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                     0-24517                  23-2694857
    -------------------           -------------------        ------------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)


          45 Great Valley Parkway
            Malvern, Pennsylvania                                 19355
   -----------------------------------------                  -----------------
    (Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (610) 640-1775
                                                           ---------------


                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

     The Registrant hereby incorporates by reference the press release dated December 18, 2002, attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

          Exhibits

          99.1 Press release issued December 18, 2002 - Orthovita Appoints David Fitzgerald to its Board of Directors.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ORTHOVITA, INC.


                                 By: /s/ Joseph M. Paiva
                                     -------------------
                                     Joseph M. Paiva
                                     Chief Financial Officer


Dated: December 18, 2002